B of A Securities 2020 Health Care Conference May 14, 2020 B of A Securities 2020 Health Care Conference

This presentation is intended to be disclosure through methods reasonably designed to provide broad, non- exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our expectations with respect to our 2020 financial performance, earnings growth beyond 2020, the closing of the sale of the Company’s Movianto business, the impact of COVID-19 on the Company’s results and operations, as well as other statements related to the Company’s expectations regarding the performance of its business and improvement of operational performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain Safe Harbor known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. This presentation includes non-GAAP adjusted earnings per share guidance for 2020. The Company is not able to forecast the most directly comparable measure calculated and presented in accordance with GAAP without unreasonable effort. Certain elements of the composition of the GAAP amount are not predictable, making it impracticable for the Company to forecast. Such elements include, but are not limited to restructuring and acquisition charges. As a result, no GAAP guidance or reconciliation of the Company’s adjusted net income per share guidance is provided. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a potentially significant impact on its future GAAP financial results. The outlook is based on certain assumptions that are subject to the risk factors discussed in the Company’s filings with the SEC. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section. 2 B of A Securities 2020 Health Care Conference

Who Are We? A global healthcare solutions company with integrated distribution, products, and services aligned to deliver value to the healthcare industry. Core Values 1 I IntegrityE Key Facts • 17,000 Teammates Worldwide D Development • Healthcare Customers in 90 Countries • 1,400+ Branded Manufacturers E Excellence • 4,000+ Healthcare Providers Served • 125+ Facilities Worldwide A Accountability L Listening Our Mission: Empowering Our Customers to Advance Healthcare 3 B of A Securities 2020 Health Care Conference 1. Includes Movianto which is held for sale as of December 31, 2019.

Reporting Segments Global Solutions Global Products Pillars Internal Medical Distribution Home Healthcare Services Global Products Leading Brands DISTRIBUTION my 4 B of A Securities 2020 Health Care Conference Where indicated, Registered Trademarks or Trademarks of Owens & Minor or its affiliates. ©2018. All rights reserved.

COVID-19: Action Plan • Leading provider of PPE with Americas based Recent Activity manufacturing footprint • Named by Department of Health & Human • Quickly aligned with customers, suppliers, and various Services as one of five manufacturers to provide state and federal agencies to optimize supply chain N95 respirator masks over the next 18 months • Significant increase in production of our PPE products • Participated in Operation Local Production to 24/7 to meet increased demand supply 1 million cubic yards of fabric to NYC • N95 production increased > 300% garment workers to make medical gowns for NYC • Standard mask production increased > 50% hospitals • Isolation gown production increased > 300% • Working closely with FEMA’s Supply Chain Task Force • Expect a negative impact on revenue for the remainder of 2020 due to net reduction in surgical • Plan to double the production capacity of N95 procedures Q2-Q4 respirators with the addition of multiple new production lines in Del Rio, TX Milestone: 3 billion units of PPE shipped since the beginning of February 2020 5 B of A Securities 2020 Health Care Conference

COVID-19: Our Values In Action Protecting Teammates & Customers • PPE provided to teammates in distribution and manufacturing locations • Teammates trained on proper use of PPE, social distancing, temperature scans implemented • Implemented preparedness plans to allow for remote work when possible • Policies adjusted to assist teammates in caring for sick family members; free telemedicine options • Adjusted product delivery methods to keep drivers and hospital personnel safe Serving Customers & Protecting Teammates is our #1 Priority 6 B of A Securities 2020 Health Care Conference

Q1 Accomplishments – Performance Metrics • Global Products • Americas based manufacturing operations running 24/7 at a record pace, continuing to add production capacity • Home Healthcare • Constant, high-quality customer service, operating with efficiency and compassion, and solid revenue growth • Medical Distribution • Improved all leading controllable service metrics • On-time delivery: 99% • Accuracy: 99% • Fill rate declined due to unprecedented demand for PPE Improvement in Every Controllable Metric in Q1 7 B of A Securities 2020 Health Care Conference

Q1 Accomplishments - Financial

Income Statement

- Continued to fund investments in infrastructure, services, and technology to drive long term growth
- Q1 adjusted net income per share improved by 33% compared to the prior year on a constant currency basis
  - Back-to-back quarters of year over year adjusted net income per share improvement
- Q1 gross margin expanded by 88 basis points
  - Revenue mix & operating efficiencies supporting margin expansion
  - 3rd consecutive quarter of margin expansion
- Affirmed FY 2020 guidance of adjusted net income in a range of $0.50-$0.60 per share[1], on a constant currency basis

Operating Cash Flow

- Generated $93 million of consolidated cash flow in Q1, primarily from working capital improvements
- 4th consecutive quarter of positive operating cash flow and debt reduction
- Debt pay down of $24 million in Q1, ~$200 million over last 4 quarters
- Reinvested ~$6 million in capital expenditures in Q1 including investments for increased manufacturing capacity in the Americas

Continuing to Strengthen Our Financial Foundation

1. Non-GAAP, on a continuing operations basis, based on foreign currency rates in effect December 31, 2019.

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Owens &Minor

Strong Foundation To Build On 2020 Achievements To Date Announced Movianto Sale • Selling to privately owned European logistics company • $133 million sale price • Expected to close in 2nd quarter of 2020 • Proceeds used to repay debt Improved Debt Profile • Amended credit agreement to improve financial flexibility • Entered into $325 million accounts receivable securitization program 9 B of A Securities 2020 Health Care Conference

Well-Positioned • Control over our supply chain provides a unique advantage as we continue to address unprecedented demand for PPE • Leading manufacturer of surgical & infection prevention products with Americas based manufacturing footprint • Leading national distributor of medical surgical supplies to the acute care market • Leading distributor of medical supplies to the home healthcare market • Strong operating cash flow; deleveraging balance sheet • Pending sale of Movianto allows for debt pay down and increased focus on core business: distribution, products, and services • Nimbleness to adjust and leverage across all three pillars – distribution, products, and services • Company recently reaffirmed guidance despite significant reduction in surgical procedures expected to continue through the end of Q2 with partial recovery expected in 2H20 • Strong foundation established in 2019 and long term reinvestment in the business position the Company to generate sustainable, double-digit earnings growth beyond 2020 10 B of A Securities 2020 Health Care Conference

Thank You. 11 B of A Securities 2020 Health Care Conference